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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference of our report dated February 5, 1996, which appears on page 53 of Turner Broadcasting System, Inc.'s 1995 Annual Report to Shareholders, which is incorporated by reference in Turner Broadcasting System, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and which report has been incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1997, in each of the following:

          1. Registration Statement No. 333-11471 on Form S-4 for Time Warner Inc. (formerly named TW Inc.);

          2. Post-Effective Amendment No. 1 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          3. Post-Effective Amendment No. 2 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          4. Post-Effective Amendment No. 3 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          5. Post-Effective Amendment No. 4 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          6. Post-Effective Amendment No. 5 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          7. Registration Statement on Form S-8 and Post-Effective Amendment No. 1 (Registration No. 333-14053) of Time Warner Inc.;

          8. Registration Statement No. 333-14611 on Form S-3 of Time Warner
             Inc.;

          9. Registration Statement No. 333-27265 on Form S-8 of Time Warner
             Inc.;

         10. Registration Statement No. 333-39647 on Form S-3 of Time Warner
             Inc.;

         11. Registration Statement No. 333-44255 on Form S-3 of Time Warner Inc. (and Registration No. 333-44255-01 of Turner Broadcasting System, Inc. and Registration No. 333-44255-02 of Time Warner Companies, Inc.);

         12. Registration Statement No. 333-37827 on Form S-3 of Time Warner Inc. (and Registration No. 333-37827-01 of Time Warner Companies, Inc.) (prospectus also relates and constitutes a post-effective amendment to Registration No. 333-32813);

         13. Registration Statement No. 33-61497 on Form S-8 of Time Warner Companies, Inc.; and

         14. Registration Statement No. 333-45703 on Form S-4 of Time Warner Companies, Inc. (and Registration No. 333-45703-01 of Turner Broadcasting System, Inc. and Registration No. 333-45703-02 of Time Warner Inc.).



PRICE WATERHOUSE LLP
Atlanta, Georgia
March 23, 1998


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